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                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

We, the undersigned directors and officers of Aetna Inc. (the "Company"), hereby severally constitute and appoint Thomas J. Calvocoressi and Robert J. Price, and each of them individually, our true and lawful attorneys, with full power to them and each of them to sign for us, and in our names and in the capacities indicated below, the Company's 1997 Form 10-K and any and all amendments thereto to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, hereby ratifying and confirming our signatures as they may be signed by our said attorneys to the Form 10-K and to any and all amendments thereto.

Dated as of March 2, 1998.


/s/ Richard L. Huber                      /s/ Gerald Greenwald
-------------------------------------     -------------------------------------
Richard L. Huber                          Gerald Greenwald
Chairman, Chief Executive Officer,        Director
President and Director
(Principal Executive Officer and
Principal Financial Officer)


/s/ Leonard Abramson                      /s/ Ellen M. Hancock
-------------------------------------     -------------------------------------
Leonard Abramson                          Ellen M. Hancock
Director                                  Director


/s/ Betsy Z. Cohen                        /s/ Michael H. Jordan
-------------------------------------     -------------------------------------
Betsy Z. Cohen                            Michael H. Jordan
Director                                  Director


/s/ William H. Donaldson                  /s/ Jack D. Kuehler
-------------------------------------     -------------------------------------
William H. Donaldson                      Jack D. Kuehler
Director                                  Director


/s/ Barbara Hackman Franklin              /s/ Frank R. O'Keefe, Jr.
-------------------------------------     -------------------------------------
Barbara Hackman Franklin                  Frank R. O'Keefe, Jr.
Director                                  Director


/s/ Jerome S. Goodman                     /s/ Judith Rodin
-------------------------------------     -------------------------------------
Jerome S. Goodman                         Judith Rodin
Director                                  Director


/s/ Earl G. Graves
-------------------------------------
Earl G. Graves
Director